Exhibit 10.33

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 1, 2024, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 thereof or otherwise a party thereto from time to time including Oxford in its capacity as a Lender, and SILICON VALLEY BANK, a division of First-Citizens Bank & Trust Company with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”) (each a “Lender” and collectively, the “Lenders”), Viracta Therapeutics, Inc., a Delaware corporation, and Viracta Subsidiary, Inc., a Delaware corporation, each with offices located at 2533 S Coast Hwy 101, Suite 210, Cardiff, CA 92007 (individually and collectively, jointly and severally, “Borrower”).

A. Collateral Agent, Borrower and Lenders have entered into that certain Loan and Security Agreement dated as of November 4, 2021, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 26, 2022 (as may be further amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and

B. Borrower, Collateral Agent and the Required Lenders desire to amend such provisions as provided herein, subject to, and in accordance with, the terms and conditions set forth herein, and in reliance upon the representations and warranties set forth herein.

Agreement

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Required Lenders and Collateral Agent hereby agree as follows:

1.
Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.
Amendments to Loan Agreement.
2.1
Definitions. The following defined terms in Section 13.1 of the Loan Agreement are hereby added as follows:

“Paydown Amount” is defined in Section 2.2(d)(ii).

“Paydown Date” is defined in Section 2.2(d)(ii).

“Second Amendment Effective Date” means March 1, 2024.

2.2
Definitions. The following defined term and its definition in Section 13.1 of the Loan Agreement is hereby deleted:

“Interest-Only Extension Milestone”

2.3
Definitions. The defined terms in Section 13.1 of the Loan Agreement are hereby amended and restated as follows:

“Amortization Date” is January 1, 2024; provided, however, upon payment of the Paydown Amount on the Paydown Date, the Amortization Date shall be automatically extended to July 1, 2024.

“Collateral Agent” is Oxford, not in its individual capacity, but solely in its capacity as agent on behalf of and for the benefit of the Lenders.

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2.4
Section 2.2 (Term Loans). Section 2.2(b) is hereby amended and restated in its entirety as follows:

“(b) Repayment. Borrower shall make monthly payments of accrued but unpaid interest only in arrears, commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date thereof. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to thirty-five (35) months; provided, however, upon the payment of the Paydown Amount on the Paydown Date, such number of months shall be automatically reduced to twenty-nine (29) months. All unpaid principal of, and accrued and unpaid interest on, each Term Loan is due and payable in full on the Maturity Date. Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d). Notwithstanding anything herein to the contrary, Borrower’s principal payment due on March 1, 2024 shall be deferred (x) if Borrower makes the entire payment of the Paydown Amount on the Paydown Date, and added to the unpaid principal amount of the Term Loans to begin amortizing on July 1, 2024 or (y) if Borrower does not make the entire payment of the Paydown Amount on the Paydown Date, until March 15, 2024, at which time it will become due and owing.”

2.5
Section 2.2 (Term Loans). Section 2.2(d) is hereby amended and restated in its entirety as follows:

“(d) Permitted Prepayment of Term Loans.

(i)
Borrower shall have the option to prepay all, but not less than all, of the Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans at least thirty (30) days prior to such prepayment, and (ii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) all outstanding principal of the Term Loans prepaid on such prepayment date plus accrued and unpaid interest thereon through the prepayment date, (B) the Final Payment, (C) if the Borrower has elected not to draw the full amount of the Term B Loans prior to such prepayment date, the Non-Utilization Fee, (D) the Prepayment Fee, plus (E) all other outstanding Obligations that are then due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.
(ii)
Notwithstanding anything herein to the contrary, on March 15, 2024 (the “Paydown Date”) Borrower shall have the option to prepay a portion of the Terms Loans, payable to each Lender in accordance with its Pro Rata Share, in an amount (such amount, the “Paydown Amount”) equal to the sum of (1) Five Million Dollars ($5,000,000.00) of outstanding principal of such Term Loans, plus Twenty-Seven Thousand Nine Hundred Sixteen and 50/100 Dollars ($27,916.50) of all accrued but unpaid interest thereon through the prepayment date, (2) Two Hundred Fifty Thousand Dollars ($250,000.00) of the applicable portion of the Final Payment due in connection with the Term Loans being prepaid via the Paydown Amount, and (3) outstanding Lenders’ Expenses that are then due and payable. For the purposes of clarity, (x) any partial prepayment shall be applied pro-rata to all outstanding amounts under each Term Loan, and shall be applied pro-rata within each Term Loan tranche to reduce amortization payments under Section 2.2(b) on a pro-rata basis and (y) the Lenders agree to waive the applicable portion of the Prepayment Fee due in connection with the Term Loans being prepaid via the Paydown Amount.”
2.6
Silicon Valley Bank. All references in the Loan Agreement to “Silicon Valley Bank” in the Introduction, Section 10 and Schedule 1.1 are hereby replaced with “Silicon Valley Bank, a division of First-Citizens Bank & Trust Company”.

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3.
Limitation of Amendment.
3.1
The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.
3.2
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.
4.
Representations and Warranties. To induce Collateral Agent and the Required Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and the Required Lenders as follows:
4.1
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date) and (b) no Event of Default has occurred and is continuing;
4.2
Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3
The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by or on behalf of Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not contravene (i) any material law or regulation binding on or affecting Borrower, (ii) any material contractual restriction with a Person binding on Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;
4.5
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made;
4.6
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.
Release by Borrower.
5.1
FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Collateral Agent and each Lender and their respective present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment solely to the extent such claims arise out of or are in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing (collectively “Released Claims”).

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5.2
By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected in relation to the Released Claims; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Collateral Agent or Lenders with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.
5.3
This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Collateral Agent and the Lenders to enter into this Amendment, and that Collateral Agent and the Lenders would not have done so but for Collateral Agent’s and the Lenders’ expectation that such release is valid and enforceable in all events.
6.
Loan Document. Borrower, Lenders and Collateral Agent agree that this Amendment shall be a Loan Document. Except as expressly set forth herein, the Loan Agreement and the other Loan Documents shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.
7.
Effectiveness. This Amendment shall be deemed effective as of the date hereof upon the due execution of this Amendment by the parties thereto.
8.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. Delivery by electronic transmission (e.g. “.pdf”) of an executed counterpart of this Amendment shall be effective as a manually executed counterpart signature thereof.
9.
Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

[Balance of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER:

VIRACTA THERAPEUTICS, INC.

By: /s/ Daniel R. Chevallard

Name: Dan Chevallard

Title: Chief Operating Officer & Chief Financial Officer

VIRACTA SUBSIDIARY, INC.

By: /s/ Daniel R. Chevallard

Name: Dan Chevallard

Title: Chief Operating Officer & Chief Financial Officer

[Signature Page to Second Amendment to Loan and Security Agreement]

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COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC By: /s/ Colette H. Featherly Name: Colette H. Featherly Title: Senior Vice President

LENDER:

OXFORD FINANCE CREDIT FUND FUNDING TRUST II

By: Oxford Finance Credit Fund II LP, as its servicer

By: Oxford Finance Advisors, LLC, as its manager

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Senior Vice President

OXFORD FINANCE CREDIT FUND III 2024-A, LP

By: Oxford Finance Advisors, LLC, as its servicer

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Senior Vice President

OXFORD FINANCE FUNDING 2023-1, LLC

By: Oxford Finance LLC, as its servicer

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Senior Vice President

OXFORD FINANCE FUNDING 2020-1, LLC

By: Oxford Finance LLC, as its servicer

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Senior Vice President

FIRST-CITIZENS BANK & TRUST COMPANY

By: /s/ Kristine Rohmer

Name: Kristine Rohmer

Title: Managing Director

[Signature Page to Second Amendment to Loan and Security Agreement]

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